Exhibit 99.1

TD and First Horizon Extend Outside Date of Proposed Transaction to May 27, 2023

Both banks are fully committed to the transaction, which will benefit their customers, local communities, and other stakeholders

TORONTO, CHERRY HILL, N.J. and MEMPHIS, Tenn. – February 9, 2023 – TD Bank Group (“TD”) (TSX and NYSE: TD) and First Horizon Corporation (“First Horizon”) (NYSE: FHN) today announced that they have mutually agreed to extend the outside date of their proposed transaction from February 27 to May 27, 2023, in accordance with the terms of the merger agreement.

TD and First Horizon are fully committed to the merger and continue to make significant progress in planning for the closing and the integration of the companies. Shareholders of First Horizon have voted overwhelmingly to approve the transaction, and progress is being made on a Community Benefits Plan in support of local communities across the TD and First Horizon footprints in the U.S.

Customary closing conditions, including approvals from regulatory authorities in the U.S. and Canada, are required to close the transaction.

Caution Regarding Forward-Looking Statements

From time to time, each of the Bank (as defined in this document) and First Horizon makes written and/or oral forward-looking statements, including in this document, in other filings with Canadian regulators or the United States (U.S.) Securities and Exchange Commission (SEC), and in other communications. In addition, representatives of the Bank and First Horizon may make forward-looking statements orally to analysts, investors, the media and others. All such statements are made pursuant to the “safe harbour” provisions of, and are intended to be forward-looking statements under, applicable Canadian and U.S. securities legislation, including the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements made in this document, the Management’s Discussion and Analysis (“2022 MD&A”) in the Bank’s 2022 Annual Report under the heading “Economic Summary and Outlook”, under the headings “Key Priorities for 2023” and “Operating Environment and Outlook” for the Canadian Personal and Commercial Banking, U.S. Retail, Wealth Management and Insurance, and Wholesale Banking segments, and under the heading “2022 Accomplishments and Focus for 2023” for the Corporate segment, and in other statements regarding the Bank’s objectives and priorities for 2023 and beyond and strategies to achieve them, the regulatory environment in which the Bank operates, and the Bank’s anticipated financial performance, as well as those set forth in First Horizon’s annual, quarterly and current reports and other documents filed with the SEC. Forward-looking statements are typically identified by words such as “will”, “would”, “should”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “plan”, “goal”, “target”, “may”, and “could”.

By their very nature, these forward-looking statements require the Bank and First Horizon, as applicable, to make assumptions and are subject to inherent risks and uncertainties, general and specific. Especially in light of the uncertainty related to the physical, financial, economic, political, and regulatory environments, such risks and uncertainties – many of which are beyond the control of the Bank and First Horizon, respectively, and the effects of which can be difficult to predict – may cause actual results to differ materially from the expectations expressed in the forward-looking statements. Risk factors that could cause, individually or in the aggregate, such differences include: strategic, credit, market (including equity, commodity, foreign exchange, interest rate, and credit spreads), operational (including technology, cyber security, and infrastructure), model, insurance, liquidity, capital adequacy, legal, regulatory compliance and conduct, reputational, environmental and social, and other risks. Examples of such risk factors include general business and economic conditions in the regions in which the Bank and First Horizon operate, respectively; geopolitical risk; inflation, rising rates and recession; the economic, financial, and other impacts of pandemics, including the COVID-19 pandemic; the ability of the Bank and First Horizon, respectively, to execute on long-term strategies and shorter-term key strategic priorities, including the successful completion of acquisitions and dispositions, business retention plans, and strategic plans; technology and cyber security risk (including cyber-attacks, data security breaches or technology failures) on the Bank’s and First Horizon’s respective information technology, internet, network access or other voice or data communications systems or services; model risk; fraud activity; the failure of third parties to comply with their obligations to the Bank, First Horizon or their respective affiliates, including relating to the care and control of information, and other risks arising from the Bank’s and First Horizon’s respective use of third party service providers; the impact of new and changes to, or application of, current laws and regulations, including without limitation tax laws, capital guidelines and liquidity regulatory guidance; regulatory oversight and compliance risk; increased competition from incumbents and new entrants (including Fintechs and big technology competitors); shifts in consumer attitudes and disruptive technology; exposure related to significant litigation and regulatory matters; ability of the Bank and First Horizon, respectively, to attract, develop, and retain key talent; changes to the Bank’s and First Horizon’s respective credit ratings; changes in foreign exchange rates, interest rates, credit spreads and equity prices; increased funding costs and market volatility due to market illiquidity and competition for funding; Interbank Offered Rate (IBOR) transition risk; critical accounting estimates and changes to accounting standards, policies, and methods used by the Bank and First Horizon, respectively; existing and potential international debt crises; environmental and social risk (including climate change); and the occurrence of natural and unnatural catastrophic events and claims resulting from such events.

Each of the Bank and First Horizon cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Bank’s and First Horizon’s results. For more detailed information, please refer to the “Risk Factors and Management” section of the 2022 MD&A, as may be updated in subsequently filed quarterly reports to shareholders and news releases (as applicable) related to any events or transactions discussed under the heading “Significant Acquisitions” or “Significant Events and Pending Acquisitions” in the relevant MD&A, which applicable releases may be found on www.td.com. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon's Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the "Investor Relations" section of First Horizon's website, www.firsthorizon.com, under the heading "SEC Filings" and in other documents First Horizon files with the SEC.

All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to the Bank and First Horizon. The Bank and First Horizon caution readers not to place undue reliance on the

Bank’s and First Horizon’s forward-looking statements. Material economic assumptions underlying the forward-looking statements contained in this document with respect to the Bank are set out in the Bank’s 2022 MD&A under the heading “Economic Summary and Outlook”, under the headings “Key Priorities for 2023” and “Operating Environment and Outlook” for the Canadian Personal and Commercial Banking, U.S. Retail, Wealth Management and Insurance, and Wholesale Banking segments, and under the heading “2022 Accomplishments and Focus for 2023” for the Corporate segment, each as may be updated in subsequently filed quarterly reports to shareholders.

Any forward-looking statements contained in this document represent the views of the Bank and First Horizon only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding the Bank’s and First Horizon’s financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. Neither the Bank nor First Horizon undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

About TD Bank Group

The Toronto-Dominion Bank and its subsidiaries are collectively known as TD Bank Group ("TD" or the "Bank"). TD is the sixth largest bank in North America by assets and serves more than 27 million customers in four key businesses operating in a number of locations in financial centres around the globe: Canadian Personal and Commercial Banking, including TD Canada Trust and TD Auto Finance Canada; U.S. Retail, including TD Bank, America's Most Convenient Bank®, TD Auto Finance U.S., TD Wealth (U.S.), and an investment in The Charles Schwab Corporation; Wealth Management and Insurance, including TD Wealth (Canada), TD Direct Investing, and TD Insurance; and Wholesale Banking, including TD Securities. TD also ranks among the world's leading online financial services firms, with more than 15 million active online and mobile customers. TD had $1.9 trillion in assets on October 31, 2022. The Toronto-Dominion Bank trades under the symbol "TD" on the Toronto and New York Stock Exchanges

About First Horizon

First Horizon Corp. (NYSE: FHN), with $79 billion in assets as of December 31, 2022, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank.

For more information:

Elizabeth Goldenshtein, Media Relations, elizabeth.goldenshtein@td.com, 647-325-3124;  Brooke Hales, Head of Investor Relations, brooke.hales@td.com, 416-307-8647

Beth Ardoin, Senior Executive Vice President, Chief Communications Officer, beth.ardoin@firsthorizon.com, 337-278-6868